________________________________________________________________________________

                                  SCHEDULE 14A
                                 (RULE 14a-101)
                            ------------------------

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                            ------------------------

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

     [ ] Preliminary Proxy Statement

     [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

     [x] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to 'SS'240.14a-11(c) or 'SS'240.14a-12

                              DLJ HIGH YIELD BOND FUND
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

      (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)
                            ------------------------

Payment of Filing Fee (Check the appropriate box):

     [x] No fee required

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

        (1) Title of each class of securities to which transaction applies:

            ____________________________________________________________________
        (2) Aggregate number of securities to which transaction applies:

            ____________________________________________________________________
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

            ____________________________________________________________________
        (4) Proposed maximum aggregate value of transaction:

            ____________________________________________________________________
        (5) Total fee paid:

            ____________________________________________________________________

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid: ________________________

         (2) Form, Schedule or Registration Statement No.:
         ________________________

         (3) Filing Party: ________________________

         (4) Date Filed: ________________________

________________________________________________________________________________

                            DLJ HIGH YIELD BOND FUND
                                277 PARK AVENUE
                            NEW YORK, NEW YORK 10172
                                 (888) 649-5711
                            ------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 20, 1999
                            ------------------------

To our Shareholders:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the 'Meeting') of DLJ HIGH YIELD BOND FUND (the 'Fund'), will be held on Thursday, May 20, 1999, at 10:00 a.m., eastern time, at 277 Park Avenue, 24th Floor, New York, New York. The following proposals will be voted on at the Meeting:

          1. To elect five Trustees of the Fund (PROPOSAL NO. 1); and

          2. To ratify the selection of Ernst & Young LLP as the Fund's independent auditors for the fiscal year ending October 31, 1999 (PROPOSAL NO. 2); and

          3. To transact such other business as may properly come before the Meeting, or any adjournment or postponement thereof.

     These items are discussed in greater detail in the attached Proxy
Statement.

     Only shareholders of record at the close of business on March 24, 1999 are entitled to notice of, and to vote at, this Meeting or any adjournment thereof.

                                              MARTIN JAFFE
                                              Secretary

Dated: April 1, 1999

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

                            DLJ HIGH YIELD BOND FUND
                                277 PARK AVENUE
                            NEW YORK, NEW YORK 10172
                                 (888) 649-5711
                       ---------------------------------
                                PROXY STATEMENT
                       ---------------------------------

     This Proxy Statement is furnished by the Board of Trustees of DLJ High Yield Bond Fund (the 'Fund') in connection with its solicitation of proxies for use at the Annual Meeting of Shareholders (the 'Meeting') to be held on Thursday, May 20, 1999 at 10:00 a.m., eastern time, at 277 Park Avenue, 24th Floor, New York, New York. The purpose of the Meeting and the proposals to be voted on are set forth in the accompanying Notice of Annual Meeting of Shareholders.

     If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. If, however, no instructions are specified, shares will be voted 'FOR' Proposal Nos. 1 and 2. Should any other matter requiring a vote of shareholders arise, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interest of the Fund. A proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by attendance at the Meeting. The Fund's most recent annual report is available upon request without charge by writing to the Fund at the address listed above or by calling 1-800-225-8011.

     In the event a quorum is not present at the Meeting, the holders of a majority of the shares present in person or by proxy will have the power to adjourn the Meeting, without notice other than an announcement at the Meeting, until the requisite number of shares entitled to vote at such Meeting is present. In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy and the persons named as proxies will vote those proxies which they are entitled to vote 'FOR' or 'AGAINST' any such proposal in their discretion. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting will take place not more than 120 days after the original record date. At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting.

     The close of business on March 24, 1999 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting. On that date, the Fund had 43,906,601.329 common shares of beneficial interest outstanding and entitled to vote. Each share will be entitled to one vote at the Meeting. It is expected that the Notice of Annual Meeting, proxy statement, and form of proxy will be mailed to shareholders on or about April 1, 1999.

     The expense of solicitation will be borne by the Fund and DLJ Investment Management Corp. (referred to herein as 'DLJIM') and will include reimbursement to brokerage firms and others for expenses in forwarding proxy solicitation material to beneficial owners. The solicitation of proxies will be largely by mail, but may include, without cost to the Fund, telephonic, telegraphic, or oral communications. If necessary, the solicitation of proxies may include communications by employees of a proxy solicitation firm to be engaged by the Fund.

     The date of this Proxy Statement is April 1, 1999.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Each joint owner should sign personally.

     3. All Other Accounts: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                       REGISTRATION                         VALID SIGNATURE
----------------------------------------------------------  ----------------------------------

CORPORATE ACCOUNTS

(1) ABC Corp..............................................  ABC Corp.
(2) ABC Corp..............................................  John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer.....................  John Doe
(4) ABC Corp. Profit Sharing Plan.........................  John Doe, Trustee

TRUST ACCOUNTS

(1) ABC Trust.............................................  Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78...................  Jane B. Doe

CUSTODIAN OR ESTATE ACCOUNTS

(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA....  John B. Smith
(2) Estate of John B. Smith...............................  John B. Smith, Jr., Executor

                              ELECTION OF TRUSTEES
                                (PROPOSAL NO. 1)

     At the Meeting, five Trustees will be elected. Pursuant to the Fund's Agreement and Declaration of Trust, the terms of office of the Trustees are staggered. The Board of Trustees is divided into three classes, designated:
Class I, Class II, and Class III. Class I consists of Wilmot H. Kidd, III,
Class II consists of Martin Jaffe and John W. Waller, III, and Class III consists of G. Moffett Cochran and Robert E. Fischer. All of the Trustees in each Class are being considered for election at this Meeting. If elected, the Class I Trustee will hold office for a term of one year and until his successor is elected and qualified, the Class II Trustees will hold office for a term of two years and until their successors are elected and qualified and the Class III Trustees will hold office for a term of three years and until their successors are elected and qualified. Upon expiration of the term of office of each Class of Trustees as set forth above, the Trustees of such class shall be elected for a term expiring on the date of the third annual meeting of shareholders (or special meeting in lieu thereof) following such expiration to succeed the Trustee or Trustees whose term or terms of office expire. It is the intention of the persons named in the accompanying form of proxy to vote, on behalf of the shareholders, 'FOR' the election of each Trustee.

     As nominees for election to the Board, each Trustee has consented to be named in this Proxy Statement and to serve as Trustee if elected. The Board of Trustees has no reason to believe that any name of Trustee will become unavailable for election as a Trustee, but if that should occur before the Meeting, proxies will be voted for such other persons as the Board of Trustees may recommend.

     The Trustees and Officers of the Fund are listed below, together with their respective positions, and a brief statement of their principal occupations during the past five years and, in the case of Trustees, their positions with certain international organizations and publicly-held companies.

                                                                                                              SHARES OF
                                                                                                               THE FUND
                                                                                                             BENEFICIALLY
                                   FIRST                                                                        OWNED
                                  BECAME A                                                                      AS OF
    NAME, AGE, POSITION WITH      TRUSTEE/     TERM                  PRINCIPAL OCCUPATIONS AND                MARCH 24,
       FUND, AND ADDRESS          OFFICER    EXPIRING                   OTHER AFFILIATIONS                      1999**      PERCENT
--------------------------------  --------   --------   ---------------------------------------------------  ------------   --------
G. Moffett Cochran*     48          1998       2002     Chairman of Donaldson, Lufkin & Jenrette Asset          10,000        ***
  Chairman of the Board,                                  Management Group ('DLJAM') with which he has been
    President                                             associated since prior to 1993; formerly Senior
  277 Park Avenue                                         Vice President with Bessemer Trust Companies.
  New York, NY 10172

Robert E. Fischer         68        1998       2002     Partner at the law firm of Wolf, Block, Schorr and      12,500        ***
  Trustee                                                 Solis-Cohen LLP (or its predecessor firm), since
  250 Park Avenue                                         prior to 1993.
  Suite 1000
  New York, NY 10107
                                                                                                      (table continued on next page)

(table continued from previous page)
                                                                                                              SHARES OF
                                                                                                               THE FUND
                                                                                                             BENEFICIALLY
                                   FIRST                                                                        OWNED
                                  BECAME A                                                                      AS OF
    NAME, AGE, POSITION WITH      TRUSTEE/     TERM                  PRINCIPAL OCCUPATIONS AND                MARCH 24,
       FUND, AND ADDRESS          OFFICER    EXPIRING                   OTHER AFFILIATIONS                      1999**      PERCENT
--------------------------------  --------   --------   ---------------------------------------------------  ------------   --------
Martin Jaffe*              52       1998       2001     Chief Operating Officer of DLJAM, with which he has      8,000        ***
  Trustee, Vice President,                                been associated since prior to 1993.
    Secretary & Treasurer
  277 Park Avenue
  New York, NY 10172

Wilmot H. Kidd, III      57         1998       2000     President of Central Securities Corporation, since       2,500        ***
  Trustee                                                 prior to 1993.
  375 Park Avenue
  New York, NY 10112

John W. Waller, III       47        1998       2001     Chairman of Waller Capital Corporation, an                   0        ***
  Trustee                                                 investment banking firm, since prior to 1993.
  Suite 4350, 42nd Floor
  30 Rockefeller Plaza
  New York, NY 10112

Brian A. Kammerer      41           1998                Associated with DLJAM since prior to 1993.                   0        ***
  Vice President
  277 Park Avenue
  New York, NY 10172

Michael A. Snyder        36         1998                Managing Director and Director of High Yield                 0        ***
  Vice President                                          Investments since October, 1998; formerly
  277 Park Avenue                                         Managing Director and head of High Yield
  New York, NY 10172                                      Investments at Bear Stearns Asset Management,
                                                          Inc. from June 1997 to September 1998; formerly
                                                          associated with Prudential Investments as Vice-
                                                          President and High Yield Portfolio Manager from
                                                          1993 to June 1997.

Catherine M. Nolan      38          1998                Senior High Yield Credit Analyst with DLJIM since            0        ***
  Vice President                                          October 1998; formerly an Associate Director and
  277 Park Avenue                                         High Yield Credit Analyst at Bear Stearns Asset
  New York, NY 10172                                      Management, Inc.; formerly Vice President with
                                                          The Prudential Insurance Company of America since
                                                          prior to 1993.
                                                                                                      (table continued on next page)

(table continued from previous page)
                                                                                                              SHARES OF
                                                                                                               THE FUND
                                                                                                             BENEFICIALLY
                                   FIRST                                                                        OWNED
                                  BECAME A                                                                      AS OF
    NAME, AGE, POSITION WITH      TRUSTEE/     TERM                  PRINCIPAL OCCUPATIONS AND                MARCH 24,
       FUND, AND ADDRESS          OFFICER    EXPIRING                   OTHER AFFILIATIONS                      1999**      PERCENT
--------------------------------  --------   --------   ---------------------------------------------------  ------------   --------
John L. Lindars           53        1998                Associated with DLJIM since early 1996; formerly             0        ***
  Vice President                                          associated with Chemical Bank since prior to
  277 Park Avenue                                         1993.
  New York, NY 10172

Vance P. Shaw            38         1998                Senior High Yield Credit Analyst with DLJIM since        1,000        ***
  Vice President                                          July 1998; formerly Director of High Yield Bond
  277 Park Avenue                                         Research at Scotia Capital Markets from 1995 to
  New York, NY 10172                                      1998; formerly associated with Lehman Brothers,
                                                          Inc. since prior to 1993.

All Trustees and Officers as a
  group                                                                                                         34,000        ***
                                                                                                             ------------   --------
                                                                                                                            --------


------------

  * 'Interested' Trustee within the meaning of the Investment Company Act of 1940, as amended (the '1940 Act'). Messrs. Cochran and Jaffe are 'interested' Trustees because of their affiliation with DLJ Investment Management Corp., which acts as the Fund's investment adviser.

 ** This information has been furnished by each Trustee and Officer.

*** Less than 1%.

                            ------------------------

     There was an organizational meeting, one regular meeting and one special meeting of the Board of Trustees held during the fiscal year ended October 31, 1998. Each Trustee, except for Mr. Waller, attended each meeting of the Board. Aggregate fees and expenses paid to the Board of Trustees for the fiscal year ended October 31, 1998 were $19,000.

     The Board of Trustees has an Audit Committee. The Audit Committee makes recommendations to the full Board of Trustees with respect to the engagement of independent auditors and reviews with the independent auditors the plan and results of the audit engagement and matters having a material effect on the Fund's financial operations. The members of the Audit Committee are Messrs. Fischer, Kidd and Waller. Each member of the Audit Committee is a 'non-interested' Trustee. The Audit Committee met one time during the fiscal year ended October 31, 1998. At the present time, the Board of Trustees has no nominating committee, or other committee performing similar functions. There is an Executive Committee consisting of Messrs. Cochran and Jaffe. The executive committee is authorized to act for the entire Board between meetings thereof, to the extent permitted under the Agreement and Declaration of Trust of the Trust and applicable law. The Executive Committee met twice and acted by unanimous written consent on two additional occasions during the fiscal year ended
October 31, 1998.

     The following table sets forth certain information regarding the compensation of the Fund's Trustees and Officers. The Fund currently pays each of its Trustees who is not an interested trustee, officer, or employee of the Fund's investment adviser or any affiliate thereof a meeting fee of $2,000 plus $1,000 for each meeting of a committee of the Board attended in person or via telephone and any shareholder meeting attended in person not held on the same day as a meeting of the Board. Each Trustee is reimbursed for travel and certain out-of-pocket expenses. No Trustee received compensation from the Fund in excess of $60,000 for the fiscal year ended October 31, 1998.

                               COMPENSATION TABLE
                                    FOR THE
                       FISCAL YEAR ENDED OCTOBER 31, 1998

                                                                        PENSION OR
                                                                        RETIREMENT     ESTIMATED
                                                                         BENEFITS        ANNUAL           TOTAL
                                                      AGGREGATE         ACCRUED AS      BENEFITS       COMPENSATION
                                                  COMPENSATION FROM    PART OF FUND       UPON        FROM THE FUND
          NAME OF PERSON AND POSITION                 THE FUND           EXPENSES      RETIREMENT    PAID TO TRUSTEES
-----------------------------------------------   -----------------    ------------    ----------    ----------------

G. Moffett Cochran.............................        $     0            0              N/A              $    0
  Chairman of the Board
Robert E. Fischer..............................        $ 7,000            0              N/A              $7,000
  Trustee
Martin Jaffe...................................        $     0            0              N/A              $    0
  Trustee
Wilmot H. Kidd, III............................        $ 7,000            0              N/A              $7,000
  Trustee
John W. Waller, III............................        $ 5,000            0              N/A              $5,000
  Trustee
Brian Kammerer.................................        $     0            0              N/A              $    0
  Vice President
Mark Snyder....................................        $     0            0              N/A              $    0
  Vice President
Catherine Nolan................................        $     0            0              N/A              $    0
  Vice President
John L. Lindars................................        $     0            0              N/A              $    0
  Vice President
Vance P. Shaw..................................        $     0            0              N/A              $    0
  Vice President

REQUIRED VOTE

     In the election of the TRUSTEES of the Fund, the candidates receiving the highest number of votes cast at the Meeting, if a quorum is present, shall be elected.

               THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS THAT
                         YOU VOTE 'FOR' PROPOSAL NO. 1.

             RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS
                                (PROPOSAL NO. 2)

     A majority of the Trustees who are not 'interested' Trustees of the Fund (as defined in the 1940 Act) has recommended that shareholders approve Ernst & Young LLP as independent auditors for the Fund for the fiscal year ending October 31, 1999. The approval of the independent auditors is to be voted on at the Meeting and it is intended that the persons named in the accompanying Proxy Statement will vote 'FOR' ratification of the selection of Ernst & Young LLP. It is expected that a representative of Ernst & Young LLP will not be present at the Meeting, but will be available by telephone to answer any questions that may arise.

     The Board's policy regarding engaging independent auditors' services is that management may engage the Fund's principal independent auditors to provide any services normally provided by independent accounting firms, provided that such services meet any and all of the independence requirements of the American Institute of Certified Public Accountants and the Securities and Exchange Commission. In accordance with this policy, the Audit Committee reviews and approves all services provided by the independent auditors prior to their being rendered. The Board of Trustees also receives a report from its Audit Committee relating to all services after they have been performed by the Fund's independent auditors.

REQUIRED VOTE

     Ratification of the selection of Ernst & Young LLP as independent auditors requires the affirmative vote of a majority of the votes cast by holders of shares of the Fund represented at the meeting if a quorum is present.

         THE BOARD OF TRUSTEES, INCLUDING THE 'NON-INTERESTED' TRUSTEES
          OF THE FUND, RECOMMENDS THAT YOU VOTE 'FOR' PROPOSAL NO. 2.

                             ADDITIONAL INFORMATION

INVESTMENT ADVISER AND ADMINISTRATOR

     The offices of DLJ Investment Management Corp. are located at 277 Park Avenue, New York, New York 10172.

     First Data Investor Services Group, Inc. located at 3200 Horizon Drive, King of Prussia, PA 19406, provides administration services to the Fund.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     As of March 24, 1999, no shareholder held 5% or more of the Fund's shares.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 and Rule 30f-1 under the 1940 Act require that the Fund's Trustees and Officers, certain persons affiliated with the Investment Adviser and persons who own more than 10% of a registered class of the Fund's securities file reports of ownership and changes of ownership with the Securities and Exchange Commission and to furnish copies of such reports to the Fund. Each of the following persons untimely filed Form 3, in each case with respect to a single transaction: Donaldson, Lufkin & Jenrette Securities, Inc., Wood Struthers & Winthrop

Management Corp., DLJ Investment Management Corp., Donaldson, Lufkin & Jenrette Securities Corporation, Lars Berkman, Peter Chang, Robert Fischer, Charles Hughes, Brian Kammerer, Marybeth Leitheid, Stanley Nabi, William Patterson, Roger Vogel, Marjorie S. White, Linda Bruno, G. Moffett Cochran, Richard Hanlon, Martin Jaffe, Wilmot H. Kidd, III, John Lindars, Hugh Neuberger, Sharon Spodak, John W. Waller, III. Additionally, Wilmot H. Kidd, III untimely filed Form 4 with respect to a single transaction.

                        BROKER NON-VOTES AND ABSTENTIONS

     A proxy which is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker 'non-vote' (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter). Proxies that reflect abstentions or broker non-votes (collectively, 'abstentions') will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Under Delaware law, abstentions do not constitute a vote 'for' or 'against' a matter and will be disregarded in determining the 'votes cast' on an issue. The election of Trustees (Proposal 1) requires that each successful candidate receives the highest amount of votes cast at the Meeting; therefore, abstentions will be disregarded. The ratification of independent auditors (Proposal 2) requires the affirmative vote of a majority of the votes cast at the Meeting; therefore, abstentions will be disregarded in determining the vote cast on the Proposal.

                                 OTHER MATTERS

     No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interests of the Fund.

                             SHAREHOLDER PROPOSALS

     A shareholder's proposal intended to be presented at the Fund's Annual Meeting of Shareholders in 2000 must be received by the Fund on or before December 25, 1999 in order to be included in the Fund's proxy statement and form of proxy relating to that meeting.

                                          MARTIN JAFFE
                                          Secretary

Dated: April 1, 1999

     Shareholders who do not expect to be present at the Meeting and who wish to have their shares voted are requested to date and sign the enclosed proxy and return it in the enclosed envelope. No postage is required if mailed in the United States.

                                   APPENDIX A

                                   PROXY CARD

                             DLJ HIGH YIELD BOND FUND

                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 20, 1999

The undersigned hereby appoints Brain A. Kammerer and Michelle Whalen (the
 "Proxies"), and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Annual Meeting of Shareholders (the "Meeting") of DLJ High Yield Bond Fund (the "Fund") to be held at 277 Park Avenue, 24th Floor, New York, New York at 10:00 a.m., eastern time on Thursday, May 20, 1999, and at any adjournment(s) thereof. The Proxies shall cast votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at the Meeting, and hereby ratifies and confirms all that said Proxies, or any of them, may lawfully do by virtue hereof or thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF SHAREHOLDERS OF THE FUND AND THE PROXY STATEMENT DATED APRIL 1, 1999.

THIS PROXY IS SOLICITED AND PROPOSED BY THE BOARD OF TRUSTEES OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF PROPOSAL NOS. 1 AND 2. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTIONS TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED "FOR" PROPOSAL NOS. 1 AND 2.

PROPOSAL NO. 1. ELECTION OF TRUSTEES

  [  ] FOR all nominees listed below       [  ] WITHHOLD AUTHORITY
  (except as marked to the contrary)       to vote for all nominees listed below

  (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

  Class I Trustee               Class II Trustees                 Class III Trustees
  ---------------               -----------------                 ------------------
  Wilmot H. Kidd, III           Martin Jaffe                      Robert E. Fischer
                                John W. Waller, III               G. Moffett Cochran

PROPOSAL NO. 2. RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS THE FUND'S
                INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING OCTOBER 31, 1999

              [  ] FOR              [  ] AGAINST           [  ] ABSTAIN

PROPOSAL NO. 3. TRANSACTION OF SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE
                THE MEETING

              [  ] FOR              [  ] AGAINST           [  ] ABSTAIN

In their discretion, the Proxies, and each of them, are authorized to vote upon any other business that may properly come before the Meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.


                           ---------------------------------------------------

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                           Please sign above exactly as your name(s) appear(s)
                           hereon. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person. Each joint owner should sign personally. Fiduciaries should give full titles as such.


                                              , 1999
                           ------------------
                           (Please Date)


                   STATEMENT OF DIFFERENCES

The section symbol shall be expressed as..............  'SS'

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